UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2017

CSW INDUSTRIALS, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-37454	47-2266942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 500

Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 8, 2017, Joseph B. Armes, Chairman and Chief Executive Officer of CSW Industrials, Inc., a Delaware corporation (the “Company”), entered into a pre-arranged trading plan in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) and the Company’s insider trading policy (the “Plan”).

Under the Plan, Mr. Armes may sell in the open market at prevailing prices on specified dates (subject to minimum price thresholds set forth in the Plan) an aggregate of up to 17,000 shares of the Company’s common stock. The shares are intended to be sold on a quarterly basis in four equal installments, to the extent practicable. Any sales will be made during the period beginning in January 2018 until the Plan terminates in January 2019. Any transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

Mr. Armes entered into the Plan in order to diversify his personal financial holdings and address estate planning needs. Mr. Armes currently owns shares of Company common stock with a value in excess of the five times base salary amount required for his role under the Company’s stock ownership guidelines and, based on current valuations, he will continue to do so following completion of the Plan.

Rule 10b5-1 allows insiders to adopt written plans for trading securities in a non-discretionary, pre-scheduled manner in order to avoid concerns about initiating stock transactions when the insider may be in possession of material non-public information. Certain other officers and directors of the Company may from time to time enter into trading plans established in accordance with Rule 10b5-1 under the Exchange Act. Except to the extent required by law, the Company does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors in the future or to report any modifications or terminations of any publicly announced trading plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2017

By:	/s/ Luke E. Alverson
Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary